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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) May 27, 1998.
                                                          -------------

                      Union Planters Mortgage Finance Corp.
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               (Exact name of registrant as specified in charter)

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
       Delaware                        333-35471           62-1712370
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  (State or other jurisdiction       (Commission         (IRS Employer
        of incorporation)            File Number)       Identification No.)
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              7130 Goodlett Farms Parkway, Cordova, Tennessee        38018
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               (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code   (901) 580-6000
                                                           ------------------


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         (Former name or former address, if changed since last report.)



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Item 5.  Other Events.

     On or about May 13, 1998, the Registrant entered into an underwriting agreement with Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to which the Underwriter agreed to purchase and offer for sale to the public, $370,429,000 approximate aggregate initial principal amount of the Registrant's Mortgage Pass-Through Certificates, Series 1998-1, Class X-1, Class A-1, Class A-2, Class A-3, Class A-4, and Class A-5 (the "Offered Securities"). The Offered Securities are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-35471), and were offered pursuant to a Prospectus, dated May 22, 1998, and a related Prospectus Supplement, dated May 22, 1998, to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended and Rule 424 thereunder.

     In connection with the offering of the Offered Securities, the Underwriter has prepared and disseminated to potential purchasers certain "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)," as such terms are defined in the No-Action response letters to Greenwood Trust Company, Discover Card Master Trust I (publicly available April 5, 1996), to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994) and the No-Action response letter to Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (publicly available, February 17, 1995), respectively. In accordance with such No-Action Letter, the Registrant is filing herewith such Series Term Sheets, Computational Materials and/or Structural Terms Sheet(s) as Exhibit 99.1.

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Exhibits
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
99.1 Copy of "Series Term Sheets", "Computational Materials" and/or "Structural Terms Sheet(s)" as provided by Morgan Stanley & Co. Incorporated
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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



May 27, 1998                         UNION PLANTERS MORTGAGE
                                     FINANCE CORP.


                                     By: /s/ James K. Plunkett
                                         ------------------------------------
                                         Name:   James K. Plunkett
                                         Title:  Secretary and Vice President


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                                INDEX TO EXHIBITS




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                                                                            Page
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
99.1     Copy of "Series Term Sheets", "Computational
         Materials" and/or "Structural Terms Sheet(s)"
         as provided by Morgan Stanley & Co. Incorporated..................
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